UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2005

                            CAPITAL BANK CORPORATION

             (Exact name of registrant as specified in its charter)

      North Carolina                 0-30062                56-2101930
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
of incorporation)                                         Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

99.1  Press Release dated October 18, 2005.


ITEM 2.01    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 18, 2005, Capital Bank Corporation (Nasdaq: CBKN) issued a press release announcing its financial results for the quarterly period ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 for the Current Report on Form 8-K, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, is furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2005

                           CAPITAL BANK CORPORATION





                             By: /s/B. Grant Yarber
                                 --------------------------------
                                 B. Grant Yarber
                                 Chief Executive Officer





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                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit
-----------       ----------------------

99. 1             Press Release dated  October 18, 2005




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